Exhibit 10.7

SECOND AMENDMENT TO FORBEARANCE AGREEMENT
This SECOND AMENDMENT TO FORBEARANCE AGREEMENT (this “Amendment”), dated as of May 14, 2021, is made by and among BASIC ENERGY SERVICES, INC., a Delaware corporation (the “Borrower”), the Subsidiaries of Borrower party to this Amendment (collectively, the “Guarantors”), the Lenders party to this Amendment constituting the Required Lenders, and BANK OF AMERICA, N.A., a national banking association (“Bank of America”), as administrative agent for the Secured Parties (in such capacity, “Administrative Agent”), a Swing Line Lender and an L/C Issuer.
RECITALS
A.    The Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Forbearance Agreement dated as of April 14, 2021 (as amended by that certain Limited Consent and First Amendment to Forbearance Agreement dated as of April 28, 2021, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Forbearance Agreement”), pursuant to which the Lenders and the Administrative Agent agreed to forbear from exercising their rights and remedies under the Credit Agreement, the other Loan Documents and applicable law until May 15, 2021.
B.    The Borrower has requested that the Secured Parties extend the Forbearance Termination Date (as defined in the Forbearance Agreement) and amend certain terms of the Forbearance Agreement.
C.    The Required Lenders have agreed to extend the Forbearance Termination Date and amend the Forbearance Agreement on the terms and conditions set forth herein.
AGREEMENTS
NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set out herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties hereto hereby agree as follows:
1.Definitions and Interpretations. As used in this Amendment, each of the terms defined in the introductory paragraph above and the Recitals above have the meanings assigned to such terms therein. Capitalized terms used in this Amendment, but not otherwise defined in this Amendment, have the meanings assigned to such terms in the Forbearance Agreement or the Credit Agreement, as applicable.
2.Amendments to Forbearance Agreement.
(a)Section 1.2 of the Forbearance Agreement is hereby amended by amending and restating the definition of “Forbearance Termination Date” set forth therein in its entirety to read as follows:
“Forbearance Termination Date” means the earlier to occur of (i) 5:00 p.m., Central Daylight Savings Time, on May 23, 2021, and (ii) the date that any Termination Event occurs for any reason.
(b)Section 1.2 of the Forbearance Agreement is hereby amended to add the following new definition therein in the appropriate alphabetical order to read as follows:
“Ad Hoc Bridge Facility Credit Agreement” means that certain Super Priority Credit Agreement dated as of May 3, 2021 among the Borrower, Cantor Fitzgerald Securities, as Administrative Agent, and the term lenders party thereto evidencing the Ad Hoc Bridge Facility.
(c)Section 2.13 of the Forbearance Agreement is hereby amended and restated in its entirety to read as follows:
2.13    Availability Reserve. The Loan Parties hereby acknowledge that as of May 14, 2021, the Availability Reserve relating to potential accounts payable lien offsets (the “AP Lien Offset Reserve”) has been increased from $9,113,000 to $10,739,000.
(d)Section 4.6 of the Forbearance Agreement is hereby amended and restated in its entirety to read as follows:
4.6    Cash Collateral Account. The Borrower will not be permitted to make any withdrawals from the cash collateral account holding Eligible Pledged Collateral that is included in the Borrowing Base without the consent of the Administrative Agent, which consent shall be in the Administrative Agent’s sole discretion.
(e)Section 4.8 of the Forbearance Agreement is hereby amended and restated in its entirety to read as follows:
4.8    Restructuring Term Sheet. The Borrower will deliver to the Administrative Agent a term sheet reflecting the proposed terms of a restructuring of the Senior Notes, the Bridge Note and the Second Lien Note on or prior to May 14, 2021 (or such later date as the Administrative Agent may agree).
(f)Sections 4.18 and 4.20 of the Forbearance Agreement are hereby amended in their entirety to read as follows:
4.18    Restructuring Support Agreement. The Borrower will deliver to the Administrative Agent, on or prior to May 17, 2021 (or such later date as the Administrative Agent may agree), an executed Restructuring Support Agreement with the Ad Hoc Group pursuant to which the Borrower agrees to pursue a transaction acceptable in all respects to the Ad Hoc Group, the Administrative Agent and the Borrower by commencing voluntary Chapter 11 cases or otherwise agreeing to a mutually acceptable out-of-court restructuring.
4.20    DIP Credit Agreement. The Borrower will deliver to the Administrative Agent, on or prior to May 21, 2021 (or such later date as the Administrative Agent may agree), a form of debtor-in-possession credit agreement approved by the Ad Hoc Group, which shall, among other things, provide for a roll up of the Ad Hoc Bridge Facility.
3.Conditions to Effectiveness. This Amendment shall become effective only upon satisfaction in full (or waiver) of the following conditions precedent to the satisfaction of the Administrative Agent and the Secured Parties (the first date upon which all such conditions shall have been satisfied, as evidenced by the release of the Administrative Agent’s and Required Lenders’ signature pages hereto, being herein referred to as the “Amendment Effective Date”):
(a)the Administrative Agent shall have received on or before the Amendment Effective Date:
(i) this Amendment, duly executed and delivered by the Borrower, the Guarantors, the Required Lenders and the Administrative Agent;
(ii) an updated Budget;
(iii) evidence of the consent of the requisite number of the lenders under the Ad Hoc Bridge Facility Credit Agreement evidencing the extension of the maturity date of the Ad Hoc Bridge Facility to a date no earlier than May 23, 2021, the extension of certain milestones contained therein and otherwise in form and substance satisfactory to the Administrative Agent; and
(iv) evidence of the consent of the requisite number of holders of the Senior Notes to forbear on exercising rights and remedies with respect to an event of default under the Senior Notes described therein to a date no earlier than May 23, 2021 and otherwise in form and substance satisfactory to the Administrative Agent.
(b)The Borrower shall have paid all costs and expenses incurred by the Administrative Agent in connection with the negotiation, preparation, administration or enforcement of this Amendment and any other Loan Documents, and all other matters related or incidental thereto, including, without limitation, all invoiced fees and out-of-pocket expenses of Haynes and Boone, LLP, as counsel for the Administrative Agent, and the invoiced fees and expenses of FTI Consulting, Inc., as financial advisor to the Administrative Agent.
4.Amendment. The provisions of this Amendment may be amended or waived only by an instrument in writing signed by the Loan Parties, the Administrative Agent and the Required Lenders.
5.Ratification. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Forbearance Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Forbearance Agreement are ratified and confirmed and shall continue in full force and effect. Without limiting the generality of the foregoing, the provisions of Section 8 of the Forbearance Agreement are ratified and reaffirmed as of the Amendment Effective Date. The Loan Parties, the Administrative Agent and the Secured Parties agree that the Forbearance Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms.

6.Miscellaneous.
(a)Integration; Modification of Agreement; Controlling Agreement. This Amendment and the Loan Documents embody the entire understanding between the parties hereto and supersedes all prior agreements and understandings (whether written or oral) relating to the subject matter hereof and thereof. The terms of this Amendment may not be waived, modified, altered or amended except by agreement in writing signed by all the parties hereto. This Amendment shall not be construed against the drafter hereof. The terms and provisions set forth in this Amendment control and supersede all inconsistent terms and provisions set forth in any other Loan Documents.
(b)Severability. If any term or provision of this Amendment is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Amendment or invalidate or render unenforceable such term or provision in any other jurisdiction.
(c)Governing Law. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
(d)Consent to Jurisdiction; Venue; Service of Process; Waiver of Jury Trial. Sections 10.14 and 10.15 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.
(e)Counterparts; Electronic Execution. This Agreement and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Agreement (each a “Communication”), including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each of the Loan Parties agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on each of the Loan Parties to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of each of the Loan Parties enforceable against such in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent and each of the Secured Parties of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Administrative Agent and each of the Secured Parties may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of the such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent and each of the Secured Parties shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Loan Party without further verification and (b) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by such manually executed counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date set fort on the first page hereof.

BORROWER:

BASIC ENERGY SERVICES, INC., a Delaware corporation

By:	/s/ Keith L. Schilling
Name:	Keith L. Schilling
Title:	President and Chief Executive Officer

[Signature Page to Second Amendment to Forbearance Agreement]

GUARANTORS

BASIC ENERGY SERVICES GP, LLC
BASIC ENERGY SERVICES LP, LLC
BASIC ESA, INC.
SCH DISPOSAL, L.L.C.
TAYLOR INDUSTRIES, LLC
AGUA LIBRE HOLDCO LLC
AGUA LIBRE ASSET CO LLC
AGUA LIBRE MIDSTREAM LLC
C&J WELL SERVICES, INC.
KVS TRANSPORTATION, INC.
INDIGO INJECTION #3, LLC

By:	/s/ Keith L. Schilling
Name:	Keith L. Schilling
Title:	President and Chief Executive Officer

BASIC ENERGY SERVICES, L.P.

By: Basic Energy Services GP, LLC, its General Partner

By:	/s/ Keith L. Schilling
Name:	Keith L. Schilling
Title:	President and Chief Executive Officer

[Signature Page to Second Amendment to Forbearance Agreement]

ADMINISTRATIVE AGENT AND LENDERS:

BANK OF AMERICA, N.A., as Administrative Agent, a Lender, an L/C Issuer and Swing Line Lender

By:	/s/ Tanner J. Pump
Name:	Tanner J. Pump
Title:	Senior Vice President

[Signature Page to Second Amendment to Forbearance Agreement]

UBS AG, STAMFORD BRANCH, as a Lender and a L/C Issuer

By:	/s/ Anthony N Joseph
Name:	Anthony N Joseph
Title:	Associate Director

By:	/s/ Ken Chin
Name:	Ken Chin
Title:	Director

[Signature Page to Second Amendment to Forbearance Agreement]

PNC BANK NATIONAL ASSOCIATION, as a Lender and a L/C Issuer

By:	/s/ Brad Miller
Name:	Brad Miller
Title:	Vice President

[Signature Page to Second Amendment to Forbearance Agreement]

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Dan Clubb
Name:	Dan Clubb
Title:	SVP

[Signature Page to Second Amendment to Forbearance Agreement]

SIEMENS FINANCIAL SERVICES, INC., as a Lender

By:	/s/ Maria Levy
Name:	Maria Levy
Title:	Authorized Signer

By:	/s/ Mark S. Schafer
Name:	Mark S. Schafer
Title:	Vice President

[Signature Page to Second Amendment to Forbearance Agreement]